Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated June 7, 2017 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Institutional Class, Class R6 and Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2017 (as revised April 10, 2017)

Disclosure Relating to AllianzGI NFJ International Value II Fund and AllianzGI U.S. Small-Cap Growth Fund

Liquidation of the Funds

Effective on or about July 14, 2017 (the “Liquidation Date”), AllianzGI NFJ International Value II Fund and AllianzGI U.S. Small-Cap Growth Fund (for purposes of this section only, the “Funds”) will be liquidated and dissolved. Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Funds have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Funds’ distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Funds for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the “Trust”) or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Funds

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Funds:

Effective as of the close of business on July 7, 2017, shares of the Funds will no longer be available for purchase by current or new investors in the Funds, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of either Fund, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.” The Board of Trustees of the Trust and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Disclosure Relating to AllianzGI Ultra Micro Cap Fund

(for purposes of this section only, the “Fund”)

Effective July 1, 2017, within the Fund Summary relating to the Fund, the fee table and expense examples for the Fund under “Fees and Expenses of the Fund” are hereby revised in their entirety as follows:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.50%	0.25%	0.51%	2.26%	(0.25)%	2.01%
Class T	1.50	0.25	0.51	2.26	(0.25)	2.01
Institutional	1.50	None	0.44	1.94	(0.25)	1.69
Class P	1.50	None	0.47	1.97	(0.25)	1.72

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Effective July 1, 2017, Allianz Global Investors U.S. LLC (“AllianzGI U.S.” of the “Manager”) has contractually agreed to observe, through June 30, 2018, an irrevocable waiver of a portion of its management fee, which reduces the contractual fee rate by 0.25%.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,195	$1,672	$2,984	$743	$1,195	$1,672	$2,984
Class T	449	915	1,408	2,761	449	915	1,408	2,761
Institutional	172	585	1,024	2,244	172	585	1,024	2,244
Class P	175	594	1,039	2,276	175	594	1,039	2,276

Effective July 1, 2017, the following is hereby added as the final sentence under “Management of Funds — Management Fee Waiver and Expense Limitation Agreements — Management Fee Waiver”:

For AllianzGI Ultra Micro Cap Fund, the Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 1.50% to 1.25% through June 30, 2018. Amounts waived pursuant to this arrangement are not subject to potential recoupment.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated June 7, 2017 to the

Statement of Additional Information

Dated February 1, 2017 (as revised April 10, 2017)

Disclosure Relating to AllianzGI Ultra Micro Cap Fund

Effective July 1, 2017, within the section titled “Management of the Trust — Investment Manager — Management Fee Waiver,” the following is added as a new fourth paragraph:

For AllianzGI Ultra Micro Cap Fund, the Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 1.50% to 1.25% through June 30, 2018. Amounts waived pursuant to this arrangement are not subject to potential recoupment.

Please retain this Supplement for future reference.